Exhibit 10.1

COMMON STOCK SHARE EXCHANGE AGREEMENT
This Common Stock Share Exchange Agreement (this “Agreement”) is entered into as of November 25, 2014, by and between BNC Bancorp, a North Carolina corporation (the “Company”), and Patriot Financial Partners, L.P. a Delaware limited partnership and Patriot Financial Partners Parallel, L.P., a Delaware limited partnership (collectively, “Patriot”).
RECITALS
A.    Patriot is, as of the date hereof, the record and/or beneficial owner of (i) 779 shares of the Company’s common stock, no par value per share (“Voting Common Stock”), and (ii) 871,369 shares of the Company’s Non-Voting Common Stock (the “Non-Voting Common Stock” together with the Voting Common Stock, the “Common Stock”).
B.    Patriot initially became a beneficial owner of shares of Voting Common Stock and Non-Voting Common Stock in connection with a private placement by the Company in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), which was completed on June 8, 2012 (the “Private Placement”).
C.    The Company and Patriot desire to enable Patriot to exchange the shares of Non-Voting Common Stock from time to time for shares of Voting Common Stock (such additional shares of Voting Common Stock are referred to below as the “Exchange Shares”), upon the terms and subject to the conditions set forth below.
AGREEMENT
In consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I
SHARE EXCHANGE AND ISSUANCE

Section 1.1    Share Exchange. Patriot may from time to time exchange all or any portion of its shares of Non-Voting Common Stock on a share-for-share basis for Exchange Shares, provided that immediately following each such exchange, the number of shares of Voting Common Stock beneficially owned by Patriot does not exceed 4.99% of the total number of shares of Voting Common Stock outstanding immediately following such exchange, and provided further that such exchange would not otherwise cause Patriot to control the Company for purposes of the Bank Holding Company Act of 1956, as amended (the “BHCA”) or the Change in Bank Control Act of 1978, as amended. Any such exchange may be effected by the delivery to the Company by Patriot of a Request for Exchange in substantially the form attached hereto as Exhibit A, together with the certificate(s) representing the shares of Non-Voting Common Stock to be exchanged, duly endorsed for transfer to the Company and such other documents as the Company or its transfer agent shall deem necessary or appropriate. The Company shall reserve, at all times, for issuance a sufficient number of shares of Voting Common Stock as will enable Patriot to exchange all of its shares of Non-Voting Common Stock for Exchange Shares.

Section 1.2    Issuance of Shares of Voting Common Stock. Upon receipt of a Request for Exchange, together with the appropriate stock certificate(s), and such other documentation as shall have been requested by the Company, the Company shall cause its transfer agent to issue in the name of Patriot, one Exchange Share for each share of Non-Voting Common Stock requested to be exchanged. If the certificate(s), delivered representing shares of Non-Voting Common Stock to be exchanged represents a greater number of shares than the number of shares of Non-Voting Common Stock for which such exchange has been requested, the Company shall instruct its transfer agent to reissue in the name of Patriot, a new stock certificate representing the number of shares of Non-Voting Common Stock which have not been so exchanged. At the option of Patriot, the Exchange Shares to be issued hereunder may be issued in certificated or uncertificated form.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Patriot:

Section 2.1    Existence and Power. The Company is duly organized and validly existing under the laws of the State of North Carolina and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement.

Section 2.2    Capitalization. The authorized capital stock of the Company consists of (a) 60,000,000 shares of Common Stock, of which, as of September 30, 2014 (the “Capitalization Date”), 23,782,501 shares of Voting Common Stock are issued and outstanding and 5,692,213 shares of Non-Voting Common Stock are issued and outstanding, and (b) 20,000,000 shares of preferred stock, no par value per share, none of which are issued and outstanding and designated.

Section 2.3    Binding Obligation. This Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

Section 2.4    Valid Issuance. The Exchange Shares to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and when issued pursuant to this Agreement, will be validly issued, fully paid and non-assessable.

Section 2.5    Non-Contravention. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not: (i) result in a violation of the charter or bylaws of the Company, (ii) conflict with, result in a breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, suspension, amendment, acceleration or cancellation, under any agreement, contract, commitment, instrument, lease, note, mortgage, indenture, license or other obligation to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected, except, in the case of (ii) or (iii) above, where there would not be a material adverse effect on the ability of the Company to perform its obligations under this Agreement and consummate the transactions contemplated hereby.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PATRIOT

Patriot hereby represents and warrants to the Company:

Section 3.1    Existence and Power. Each Patriot entity is duly formed and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement.

Section 3.2    Binding Obligation. This Agreement is a valid and binding obligation of Patriot, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

Section 3.3    Non-Contravention. The execution, delivery and performance of this Agreement by Patriot and the consummation of the transactions contemplated hereby will not: (i) result in a violation of the organizational documents of Patriot, (ii) conflict with, result in a breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, suspension, amendment, acceleration or cancellation, under any agreement, contract, commitment, instrument, lease, note, mortgage, indenture, license or other obligation to which Patriot is a party or by which any property or asset of Patriot is bound or affected or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to Patriot or by which any property or asset of Patriot is bound or affected, except, in the case of (ii) or (iii) above, where there would not be a material adverse effect on the ability of Patriot to perform its obligations under this Agreement and consummate the transactions contemplated hereby.

Section 3.4    Ownership. As of the date hereof, Patriot is the record and/or beneficial owner of 779 shares of Voting Common Stock, and 871,369 shares of Non-Voting Common Stock. All of the shares of Non-Voting Common Stock were acquired by Patriot in connection with the Private Placement The shares of Non-Voting Common Stock to be exchanged by Patriot for Exchange Shares pursuant to this Agreement will be, prior to such exchange, free and clear of any lien, claim, security interest, charge or other encumbrance and the Company will receive in connection with such exchange valid title to such shares free and clear of any lien, claim, security interest, charge or other encumbrance. Patriot does not have an agreement, arrangement or understanding with any person (other than the Company) to acquire, dispose of or vote any securities of the Company.

Section 3.5    Securities Law Representations. Patriot understands that (i) the Exchange Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by the Company in a transaction exempt from the registration requirements thereof and (ii) the Exchange Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder (including as contemplated by Article IV). Patriot represents that it is an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act).

Section 3.6    Non-Bank Holding Company Status; No Regulatory Approvals Required. Neither Patriot nor any company or other person controlling or otherwise affiliated with Patriot is a bank holding company under the BHCA, and the ownership by Patriot of up to 4.99% of the outstanding shares of Voting Common Stock will not cause Patriot or any company or other person controlling or otherwise affiliated with Patriot to be considered a bank holding company under the BHCA Act. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby requires any notice or other filing with, or the obtainment of any approval or non-objection from, any bank regulatory or other governmental authority with respect to Patriot, other than any filing that may be required by Patriot pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

ARTICLE IV
ADDITIONAL SECURITIES LAW CONSIDERATIONS

The issuance of the Exchange Shares is intended to be exempt from registration under the federal securities laws pursuant to Section 3(a)(9) of the Securities Act. Since Patriot has held the shares of Non-Voting Common Stock for the minimum holding period for restricted securities under SEC Rule 144(d), it is expected that all of the Exchange Shares issued to Patriot pursuant to this Agreement in exchange for the shares of Non-Voting Common Stock may be sold by Patriot without registration under the federal securities laws. The Company shall cooperate with Patriot to effect any transfer of the Exchange Shares by Patriot and to facilitate the timely preparation and delivery of certificates, if any, representing shares of Voting Common Stock to be delivered to any transferee of Patriot, which certificates, if any, shall be free, to the extent permitted under law, of all restrictive legends, and to enable such shares of Voting Common Stock to be in such denominations and registered in such names as Patriot may reasonably request.
ARTICLE V
TERMINATION OF SECURITIES PURCHASE AGREEMENT

The Company and Patriot agree that, upon execution of this Agreement, all of Patriot’s rights under the Securities Purchase Agreement and the Management Rights Letter each dated May 31, 2012 shall thereupon be deemed terminated and no longer in effect.
ARTICLE VI
MISCELLANEOUS

Section 6.1    Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by facsimile or three days after having been sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

(a)if to the Company, to:
BNC Bancorp
3980 Premier Drive, Suite 210
High Point, North Carolina 27265
Attention: Richard D. Callicutt, II

and

Womble Carlyle Sandridge & Rice, LLP
550 South Main Street, Suite 400
Greenville, South Carolina 29601
Attention: Betty O. Temple

(b)if to Patriot, to:
c/o Patriot Financial Partners, L.P.
Cira Centre
2929 Arch Street, 27th Floor
Philadelphia, Pennsylvania 19104
Attention: James J. Lynch

and

Covington & Burling LLP
1201 Pennsylvania Avenue N.W.
Washington, DC 20004
Attention: Frank M. Conner III and Michael P. Reed

Section 6.2    Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 6.3    Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Company and Patriot. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.4    Fees and Expenses. Each party hereto shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 6.5    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto.

Section 6.6    Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of North Carolina applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles.

Section 6.7    Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.8    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their affiliates with respect to the subject matter of this Agreement.

Section 6.9    Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 6.10    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

Section 6.11    Counterparts; Third Party Beneficiaries. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 6.12    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof (without posting any bond or other security), this being in addition to any other remedies to which they are entitled at law or equity.

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The parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.
BNC BANCORP

By: /s/ David B. Spencer
Name: David B. Spencer
Title: Senior EVP/CFO

Patriot

Patriot Financial Partners, L.P.

By: /s/ James J. Lynch
Name: James J. Lynch
Title: Managing Partner

Patriot Financial Partners Parallel, L.P.

By: /s/ James J. Lynch
Name: James J. Lynch
Title: Managing Partner

EXHIBIT A
REQUEST FOR EXCHANGE
Pursuant to the Exchange Agreement, dated as of November 25, 2014 (the “Exchange Agreement”), by and between BNC Bancorp, a North Carolina corporation, and Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (collectively, “Patriot”), Patriot hereby requests that 871,369 shares of Non-Voting Common Stock (the “Surrendered Shares”) be exchanged on a share-for-share basis for the same number of Exchange Shares. Capitalized terms used but not defined herein have the meanings given to them in the Exchange Agreement.

Patriot Financial Partners, L.P.

Date: November 25, 2014                 By: /s/ James J. Lynch
Name: James J. Lynch
Title: Managing Partner

Patriot Financial Partners Parallel, L.P.

Date: November 25, 2014                 By: /s/ James J. Lynch
Name: James J. Lynch
Title: Managing Partner